Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated September 24, 2026 to Prospectuses dated May 1, 2026

This Supplement is regarding the JPMorgan SmartRetirement® 2025 Fund in the above-referenced product Prospectuses.

Reorganization

As described in a prospectus supplement for the JPMorgan SmartRetirement® 2025 Fund, the Board of Trustees of JPMorgan Trust I ("Trust") approved the reorganization of the JPMorgan SmartRetirement® 2025 Fund ("Selling Fund") into the JPMorgan SmartRetirement® Income Fund ("Acquiring Fund") ("Reorganization").

The Reorganization is expected to occur on or about October 2, 2026, or on such later date as the officers of the Trust determine (“Closing Date”). The Reorganization does not require the approval of shareholders and is expected to be tax-free for U.S. federal income tax purposes.

As described in the prospectuses of the Selling Fund and Acquiring Fund, once the target allocations of the Selling Fund are substantially the same as those of the Acquiring Fund, the Selling Fund may be merged into the Acquiring Fund upon approval of the Trust. Since the Selling Fund's target retirement date (2025) has passed, the Selling Fund has reached the end of its glide path and its target allocations are the same as those of the Acquiring Fund.

As of the Closing Date, investors who hold units of the Separate Account Sub-Account that invests in Class A shares of the Selling Fund will automatically receive a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund prior to the merger. Prior to the merger, you are permitted to transfer all of your units in the Selling Fund Sub-Account to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

In addition, if you do not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions will be applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account will cease to exist on the Closing Date.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-35